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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Robert J. Christian, President & Chief Executive Officer of WT Mutual Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: SEPTEMBER 2, 2003             /s/ Robert J. Christian
     -------------------            ------------------------------------------
                                    Robert J. Christian, President & Chief
                                    Executive Officer
                                    (principal executive officer)


I, John R. Giles, Vice President & Chief Financial Officer of WT Mutual Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: SEPTEMBER 2, 2003             /s/ John R. Giles
     -------------------            ------------------------------------------
                                    John R. Giles, Vice President & Chief
                                    Financial Officer
                                    (principal financial officer)